UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017 (May 3, 2017)

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55765 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 3, 2017, Inland Residential Properties Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”), through IRESI Vernon Hills Commons, L.L.C., our indirect wholly-owned subsidiary (the “Commons Subsidiary”), acquired a fee simple interest in a 105,442 square foot, 85-unit apartment community with a 10,609 square foot extended first floor retail space known as Commons at Town Center, located in Vernon Hills, Illinois. The Commons Subsidiary purchased this property from VHTC Lot 10 LLC, an unaffiliated third party, for $23.0 million, plus closing costs. The following tables summarize certain operating data with respect to the apartment units and retail units at Commons at Town Center:

Portion of Property	Total Number of Units	Total Square Feet	Approx. Annualized Base Rent (1)(2)	Annualized Base Rent Per Unit (1)(2)	Average Remaining Lease Term in Years (2)	Occupancy (2)
Apartment Units	85	105,442	$1,999,128	$24,380	0.4	96.5%

(1)	Annualized base rent is calculated by annualizing the current, in-place monthly base rent for leases.
(2)	As of March 31, 2017.
Portion of Property	Total Number of Units	Total Square Feet	Approx. Annualized Base Rent (1)(3)	Weighted Average Annualized Base Rent Per Square Foot (1)(3)	Weighted Average Remain- ing Lease Term in Years (3)	Financial Occu- pancy (2)(3)	Physical Occu- pancy (3)
Retail Units	5	10,609	$270,850	$25.53	3.5	100%	100%

(1)	Annualized base rent is calculated by annualizing the current, in-place monthly base rent for leases.
(2)	As used herein, Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased.
(3)	As of March 31, 2017.

We funded the purchase by obtaining two fixed rate loans in an aggregate principal amount equal to $23.0 million. The terms of the loans are discussed below under Item 2.03.

The property was constructed in 2010. As of March 31, 2017, no residential tenant occupied 10% or more of the rentable square footage of the residential portion of the property, and three retail tenants each occupied greater than 10% of the rentable square footage of the retail portion of the property. As of March 31, 2017, no tenant occupied 10% or more of the total rentable square footage of the property.

As of March 31, 2017, the residential portion of the property was 96.5% leased, with 82 residential units leased, and the retail portion was 100% leased, with all five retail units leased. The following tables set forth certain information with respect to the expiration of leases currently in place at the property:

 Apartment Units

Year Ending December 31(1)	Number of Leases Expiring	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(2)
2017	67	1,628,736	81.5%
2018	15	370,392	18.5%
(1) All of the current leases expire in 2017 or 2018.
(2) This percentage assumes that expiring leases are not renewed.

Retail Units

Year Ending December 31(1)	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases(2)
2017	-	-	-	-
2018	1	820	16,200	6.0%
2019	-	-	-	-
2020	1	4,550	109,200	40.3%
2021	3	5,239	145,450	53.7%
(1) All of the current leases expire in 2018, 2020 or 2021.
(2) This percentage assumes that expiring leases are not renewed.

The tables below set forth certain historical information with respect to the occupancy rate at the property and the average effective annual base rent per unit or square foot, as applicable.

Apartment Units

Year Ending December 31	Occupancy Rate as of December 31(1)	Average Effective Annual Rental Per Unit ($)
2016	95.3%	24,468
2015	98.8%	24,384
2014	95.3%	23,928
2013	96.5%	23,664
2012	98.8%	23,064

(1)     Expressed as a percentage of total units.

Retail Units

Year Ending December 31	Occupancy Rate as of December 31(1)	Average Effective Annual Rental Per Square Foot ($)
2016	100%	25.30
2015	100%	23.34
2014	100%	23.30
2013	100%	22.89
2012	100%	22.54

(1)     Expressed as a percentage of total gross leasable area.

We believe that the property is suitable for its purpose and would be adequately covered by insurance. We do not intend to make significant renovations or improvements in the foreseeable future. As of March 31, 2017, there were one and four competitive apartment complexes located within approximately three and five miles of the property, respectively (source: CoStar). As of March 31, 2017, within a five mile radius of the property the population was over 152,000 and the average household income within the same radius was over $137,000 per year (source: CLRsearch.com).

Real estate taxes assessed for the most recent fiscal year were approximately $393,000. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by an average tax rate of 8.9%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and improvements based upon estimated useful lives of 30 years and furniture, fixtures, equipment and site improvements for three to 15 years.

The information set forth above in this Item 2.01 does not purport to be complete in scope and is qualified in its entirety by the full text of the purchase agreement and related documents attached to this Current Report as Exhibits 10.1–10.4, which are incorporated into this Item 2.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an

Off-Balance Sheet Arrangement of a Registrant.

On May 3, 2017, we, through the Commons Subsidiary, entered into a seven-year mortgage loan for $13.8 million (the “Mortgage Loan”) and an eight-month mezzanine loan for $9.2 million (the “Mezzanine Loan”), each with Parkway Bank and Trust Company.

Mortgage Loan

The Mortgage Loan is secured by a first mortgage on Commons at Town Center. The Mortgage Loan bears interest at a fixed rate equal to 3.69% per annum until May 3, 2022 and a fixed rate equal to 4.00% per annum from May 4, 2022 until May 3, 2024. The maturity date of the Mortgage Loan is May 3, 2024. The Mortgage Loan requires us to fund monthly payments of interest only until the maturity date, on which date the outstanding principal balance of the Mortgage Loan plus all accrued and unpaid interest will be due. Subject to satisfying certain conditions, as set forth in the loan documents, the Commons Subsidiary may prepay the Mortgage Loan in whole or in part, at any time, without premium or penalty. Provided no principal payments were made during the term of the Mortgage Loan, $13.8 million would be due and payable at the maturity date.

The loan documents for the Mortgage Loan contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents. The loan documents also contain various customary events of default. If an event of default occurs under the Mortgage Loan, the lender may declare the entire loan to be immediately due and payable and foreclose the deed of trust securing the loan immediately or at any time after such event of default occurs. In the event of a default, the Commons Subsidiary will be required to pay a default interest rate equal to 3% per annum above the interest rate.

We have guaranteed the obligations or liabilities of the Commons Subsidiary to lender for (i) all real estate taxes on the property which accrue or become due during the term of the Mortgage Loan, (ii) all costs and expenses incurred by the lender in enforcing the guaranty, in collecting any indebtedness from us and for any other purpose related to the guaranty and (iii) any losses, damages, costs or expenses of the lender arising in consequence of, among other things, (a) the Common Subsidiary’s failure to insure the property in compliance with the loan documents, (b) any fraud or willful misrepresentation by or on behalf of the Commons Subsidiary or the Company, (c) removal or disposal of any property which is part of Commons at Town Center or is otherwise property of the Commons Subsidiary following an event of default and (d) the transfer of property without lender’s consent to the extent required by the loan documents. We and the Commons Subsidiary have also entered into an environmental indemnity agreement in favor of the lender.

Mezzanine Loan

The Mezzanine Loan is secured by a pledge of the interest of Inland Residential Operating Partnership, L.P. in the Commons Subsidiary and all proceeds of the foregoing. The Mezzanine Loan bears interest at a fixed rate equal to 5.40% per annum. The maturity date of the Mezzanine Loan is January 3, 2018. The Mezzanine Loan requires us to fund monthly payments of interest only until the maturity date, on which date the outstanding principal balance of the Mezzanine Loan plus all accrued and unpaid interest will be due. Subject to satisfying certain conditions, as set forth in the loan documents, the Commons Subsidiary may prepay the Mezzanine Loan in whole or in part, at any time, without premium or penalty. Provided no principal payments were made during the term of the Mezzanine Loan, $9.2 million would be due and payable at the maturity date.

The loan documents for the Mezzanine Loan contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents. The loan documents also contain various customary events of default. If an event of default occurs under the Mezzanine Loan, the lender may declare the entire loan to be immediately due and payable and collect upon or dispose of the collateral upon 10 business days’ prior written notice. In the event of a default, the Commons Subsidiary will be required to pay a default interest rate equal to 3% per annum above the interest rate.

Inland Real Estate Investment Corporation (“IREIC”), our sponsor, has agreed to guarantee the obligations or liabilities of the Commons Subsidiary to lender under the Mezzanine Loan. We have not paid, and will not pay, any fees or other consideration to IREIC for this guarantee.

The information set forth above in this Item 2.03 does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.5 -10.14, which are incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)       Financial statements of business acquired.

Commons at Town Center	Page

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2016	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2016	F-3

(b)       Pro forma financial information.

(d)       Exhibits.

Exhibit No.	Description

10.1	Agreement of Sale and Purchase, dated February 9, 2017, by and between Inland Real Estate Acquisitions, Inc. and VHTC Lot 10 LLC

10.2	First Amendment to Agreement of Sale and Purchase, dated April 17, 2017, by and between Inland Real Estate Acquisitions, Inc. and VHTC Lot 10 LLC

10.3	Assignment and Assumption of Purchase and Sale Contract, dated May 3, 2017, by and between Inland Real Estate Acquisitions, Inc. and IRESI Vernon Hills Commons, L.L.C.

10.4	Assignment and Assumption of Leases, dated May 3, 2017, by and between IRESI Vernon Hills Commons, L.L.C. and VHTC Lot 10 LLC

10.5	Loan Agreement, dated May 3, 2017, by and between IRESI Vernon Hills Commons, L.L.C. and Parkway Bank and Trust Company

10.6	Secured Promissory Note, dated May 3, 2017, by IRESI Vernon Hills Commons, L.L.C. for the benefit of Parkway Bank and Trust Company

10.7	Mortgage, Security Agreement, Assignment of Rents and Fixture Filing, dated May 3, 2017, by IRESI Vernon Hills Commons, L.L.C. to Parkway Bank and Trust Company

10.8	Assignment of Leases and Rents, dated May 3, 2017, by IRESI Vernon Hills Commons, L.L.C. to Parkway Bank and Trust Company

10.9	Security Agreement, dated May 3, 2017, by and between IRESI Vernon Hills Commons, L.L.C. and Parkway Bank and Trust Company

10.10	Guaranty, dated May 3, 2017, by Inland Residential Properties Trust, Inc. in favor of Parkway Bank and Trust Company

10.11	Environmental Indemnity Agreement, dated May 3, 2017, made by IRESI Vernon Hills Commons, L.L.C. and Inland Residential Properties Trust, Inc. in favor of Parkway Bank and Trust Company

10.12	Mezzanine Pledge and Security Agreement, dated May 3, 2017, by and between Inland Residential Operating Partnership, L.P. and Parkway Bank and Trust Company

10.13	Mezzanine Guaranty Agreement, dated May 3, 2017, by Inland Real Estate Investment Corporation for the benefit of Parkway Bank and Trust Company

10.14	Mezzanine Promissory Note, dated May 3, 2017, by IRESI Vernon Hills Commons, L.L.C. for the benefit of Parkway Bank and Trust Company

Index to Financial Statements
Page
Commons at Town Center

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2016	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2016	F-3

Inland Residential Properties Trust, Inc.

Pro Forma Consolidated Balance Sheet as of December 31, 2016 (unaudited)	F-5

Notes to Pro Forma Consolidated Balance Sheet as of December 31, 2016 (unaudited)	F-7

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2016 (unaudited)	F-8

Notes to Pro Forma Consolidated Statement of Operations for the year ended December 31, 2016 (unaudited)	F-10

Independent Auditors’ Report

The Board of Directors and Stockholders

Inland Residential Properties Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Commons at Town Center for the year ended December 31, 2016, and the related notes (the Historical Summary).

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of the Historical Summary for the year ended December 31, 2016, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to Note 2 of the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Inland Residential Properties Trust, Inc.) and is not intended to be a complete presentation of Commons at Town Center’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP Chicago, Illinois May 4, 2017

COMMONS AT TOWN CENTER

Historical Summary of Gross Income and Direct Operating Expenses

For the Year Ended December 31, 2016

Gross income:
Rental income	$2,291,187
Other property income	148,537
Total gross income	2,439,724
Direct operating expenses
Property operating expenses	650,539
Real estate tax expense	393,612
Total direct operating expenses	1,044,151
Excess of gross income over direct operating expenses	$1,395,573

See accompanying notes to historical summary of gross income and direct operating expenses.

COMMONS AT TOWN CENTER

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the Year Ended December 31, 2016

(1)       Business

Commons at Town Center (the “Property”) is located in Vernon Hills, Illinois. The Property is a 105,442 square foot, 85-unit apartment community with a 10,609 square foot extended first floor retail space.  As of December 31, 2016, the residential portion of the Property was 95.3% leased, with 81 residential units leased, and the retail portion was 100% leased, with five retail units leased. Information with respect to square footage, number of units and occupancy is unaudited. Inland Residential Properties Trust, Inc. (the “Company”), through an indirect wholly-owned subsidiary, acquired a fee simple interest in the Property on May 3, 2017 from VHTC Lot 10 LLC, an unaffiliated third party.

(2)       Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (the “SEC”) Regulation S-X and for inclusion in the Form 8-K of the Company to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses.

The Historical Summary is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Property was acquired from an unaffiliated party; and (2) based on due diligence of the Property conducted by the Company, management is not aware of any material factors related to the Property that would cause this financial information not to be indicative of future operating results.

The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)       Gross Income

The Company leases residential units at the Property generally with terms of one year and retail units at the Property under various lease agreements with tenants. All leases are accounted for as operating leases. Rental income is recorded when due from residents. Retail rental income is recognized on a straight-line basis over the term of each lease. The difference between rental income earned on a straight-line basis and the cash rent due under the provisions of the lease agreements is recorded as deferred rent receivable and is included as a component of accounts and rent receivable in the consolidated balance sheets. Rental income includes rent net of concessions. The retail leases include provisions under which the Company is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain retail leases contain renewal options at various periods at various rental rates.

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from under one year to approximately five years, as of December 31, 2016, are as follows:

Year:	Minimum Lease Payments (a)
2017	$270,450
2018	257,350
2019	254,650
2020	172,750
2021	78,119
$1,033,319
(a) Reflects retail leases only.

(4)       Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation and interest expense related to mortgage debt not assumed are excluded from the Historical Summary.

(5)       Management Fees

The seller of the property incurred management fees of $99,098 which are included in property operating expenses for the year ended December 31, 2016.

(6)       Commitments and Contingencies

Commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In management’s opinion, these matters are not expected to have a material adverse effect on the Property’s future operating results.

(7)       Subsequent Events

Subsequent to December 31, 2016, and through May 2, 2017, the date through which management evaluated subsequent events and on which date the Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Balance Sheet

December 31, 2016

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisition and financing of the Property had occurred on December 31, 2016.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 2016, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the acquisition of the Property.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Balance Sheet

December 31, 2016

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
ASSETS
Assets:
Real estate:
Land	$6,301,838	$1,700,000	$8,001,838
Building and other improvements	38,889,177	20,975,154	59,864,331
Total real estate	45,191,015	22,675,154	67,866,169
Less accumulated depreciation	(1,822,971)	—	(1,822,971)
Net real estate (C)	43,368,044	22,675,154	66,043,198
Cash and cash equivalents	9,038,642	(69,000)	8,969,642
Accounts and rent receivable	17,961	—	17,961
Acquired in place lease intangibles, net (C) (D)	—	324,846	324,846
Other assets	458,316	—	458,316
Total assets	$52,882,963	$22,931,000	$75,813,963

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net (C)	$27,447,459	$22,931,000	$50,378,459
Accounts payable and accrued expenses	232,736	—	232,736
Distributions payable	137,207	—	137,207
Due to related parties	5,684,753	—	5,684,753
Other liabilities	67,287	—	67,287
Total liabilities	33,569,442	22,931,000	56,500,442

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.001 par value, 50,000,000 shares authorized, none outstanding	—	—	—
Class A Common stock, $.001 par value, 320,000,000 shares authorized, 1,098,858 shares issued and outstanding as of December 31, 2016	1,099	—	1,099
Class T Common stock, $.001 par value, 80,000,000 shares authorized, 284,283 shares issued and outstanding as of December 31, 2016	284	—	284
Additional paid in capital (net of offering costs of $8,268,768 as of December 31, 2016)	25,539,970	—	25,539,970
Distributions and accumulated losses	(6,227,832)	—	(6,227,832)
Total stockholders’ equity	19,313,521	—	19,313,521
Total liabilities and stockholders’ equity	$52,882,963	$22,931,000	$75,813,963

See accompanying notes to pro forma consolidated balance sheet.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Balance Sheet

December 31, 2016

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Balance Sheet as of December 31, 2016 as filed with the Securities and Exchange Commission on Form 10-K.

(B)

The pro forma adjustments column includes adjustments related to the acquisition of the Property on May 3, 2017 and the related mortgage financing and is detailed below. Due to the timing of the acquisition, the final purchase price allocation for assets acquired and liabilities assumed at acquisition date and pro forma financial information are not being presented as the information was not available at the time of this filing. The following pro forma purchase price allocation is based on estimates:

Commons at Town Center
Net investment properties	$22,675,154
Intangible assets, net	$324,846
Intangible liabilities, net	$—
Mortgages payable (including debt issuance costs)	$22,931,000

(C)

The aggregate purchase price of the Property, excluding closing and other acquisition costs, was $23,000,000, and was funded with proceeds from financings in the total amount of $23,000,000. This amount does not include $69,000 of estimated debt issuance cost. The Company recorded the cost of tangible assets and identifiable intangible assets acquired based on their estimated fair values. On December 31, 2016, the following amounts were recognized for major assets acquired as of the acquisition date.

Property	Net assets acquired
Commons at Town Center
Land	$1,700,000
Building and improvements	20,309,530
Furniture, fixtures and equipment	665,624
Acquired lease intangible	324,846
Total	$23,000.000

The Company funded the purchase by obtaining two fixed rate loans in an aggregate principal amount of $23,000,000 with the following terms:

Amount	Term	Interest Rate Per Annum
$13,800,000	7 years	3.69% for years 1-5 and 4.00% for years 6-7

$9,200,000	8 months	5.40%

The $13.8 million loan is secured by a first priority mortgage on the Property, and the $9.2 million loan is secured by a pledge of the interest of Inland Residential Operating Partnership, L.P. in the entity acquiring the Property and all proceeds of the foregoing.

(D)	Acquired lease intangibles represent the difference between the Property valued with existing in place leases and the Property valued as if vacant. The value of the acquired intangibles will be amortized over the lease term.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2016

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition and financing of the Property as though it occurred on January 1, 2016. Pro forma adjustments have been made for the acquisition of the Property.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2016, nor does it purport to represent our future results of operations.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2016

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Income:
Rental income	$3,570,084	$2,291,187	$5,861,271
Other property income	355,289	148,537	503,826
Total income	3,925,373	2,439,724	6,365,097
Expenses:
Property operating expenses (C)	1,181,819	298,963	1,480,782
Real estate tax expense	353,212	393,612	746,824
General and administrative expenses	1,196,519	254,345	1,450,864
Acquisition related costs	29,607	—	29,607
Business management fee	274,540	98,453	372,993
Depreciation and amortization (D)	1,822,246	1,084,013	2,906,259
Total expenses	4,857,943	2,129,386	6,987,329
Operating (loss) income	(932,570)	310,338	(622,232)

Interest expense (E)	(1,379,761)	(950,820)	(2,330,581)
Interest and other income	4,912	—	4,912

Net loss	$(2,307,419)	$(640,482)	$(2,947,901)

Net loss per share, basic and diluted	$(2.80)		$(2.13)

Weighted average number of common shares outstanding, basic and diluted (F)	824,457		1,383,141

See accompanying notes to pro forma consolidated statement of operations.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2016

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on Form 10-K.

(B)	Total pro forma adjustments for the acquisition consummated through the date of this filing are as though the Property were acquired January 1, 2016. Total income, property operating expenses and real estate taxes for the year ended December 31, 2016 are based on information provided by the seller of the Property.

(C)	Management fees are calculated as 4% of the gross income from the Property and are included in property operating expenses. Related adjustments decreased management fees for the year ended December 31, 2016 by the following amount:

	Property Level	Adjustment	Pro Forma Adjustment
Management Fee	$99,098	$(645)	$98,453

(D)	Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements, and three to 15 years for furniture, fixtures and equipment and site improvements. The portion of the purchase price allocated to in place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(E)	The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

Amount	Term	Interest Rate Per Annum
$13,800,000	7 years	3.69% for years 1-5 and 4.00% for years 6-7

$9,200,000	8 months	5.40%

(F)	The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2016 was calculated assuming all shares sold through December 31, 2016 were issued on January 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	May 4, 2017	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement of Sale and Purchase, dated February 9, 2017, by and between Inland Real Estate Acquisitions, Inc. and VHTC Lot 10 LLC

10.2	First Amendment to Agreement of Sale and Purchase, dated April 17, 2017, by and between Inland Real Estate Acquisitions, Inc. and VHTC Lot 10 LLC

10.3	Assignment and Assumption of Purchase and Sale Contract, dated May 3, 2017, by and between Inland Real Estate Acquisitions, Inc. and IRESI Vernon Hills Commons, L.L.C.

10.4	Assignment and Assumption of Leases, dated May 3, 2017, by and between IRESI Vernon Hills Commons, L.L.C. and VHTC Lot 10 LLC

10.5	Loan Agreement, dated May 3, 2017, by and between IRESI Vernon Hills Commons, L.L.C. and Parkway Bank and Trust Company

10.6	Secured Promissory Note, dated May 3, 2017, by IRESI Vernon Hills Commons, L.L.C. for the benefit of Parkway Bank and Trust Company

10.7	Mortgage, Security Agreement, Assignment of Rents and Fixture Filing, dated May 3, 2017, by IRESI Vernon Hills Commons, L.L.C. to Parkway Bank and Trust Company

10.8	Assignment of Leases and Rents, dated May 3, 2017, by IRESI Vernon Hills Commons, L.L.C. to Parkway Bank and Trust Company

10.9	Security Agreement, dated May 3, 2017, by and between IRESI Vernon Hills Commons, L.L.C. and Parkway Bank and Trust Company

10.10	Guaranty, dated May 3, 2017, by Inland Residential Properties Trust, Inc. in favor of Parkway Bank and Trust Company

10.11	Environmental Indemnity Agreement, dated May 3, 2017, made by IRESI Vernon Hills Commons, L.L.C. and Inland Residential Properties Trust, Inc. in favor of Parkway Bank and Trust Company

10.12	Mezzanine Pledge and Security Agreement, dated May 3, 2017, by and between Inland Residential Operating Partnership, L.P. and Parkway Bank and Trust Company

10.13	Mezzanine Guaranty Agreement, dated May 3, 2017, by Inland Real Estate Investment Corporation for the benefit of Parkway Bank and Trust Company

10.14	Mezzanine Promissory Note, dated May 3, 2017, by IRESI Vernon Hills Commons, L.L.C. for the benefit of Parkway Bank and Trust Company